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                         OPTIKA IMAGING SYSTEMS, INC.


                          LOAN AND SECURITY AGREEMENT

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

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----

1.   DEFINITIONS AND CONSTRUCTION..........................................    1
     1.1  Definitions......................................................    1
     1.2  Accounting Terms.................................................    6

2.   LOAN AND TERMS OF PAYMENT.............................................    6
     2.1  Advances.........................................................    6
     2.2  Overadvances.....................................................    7
     2.3  Interest Rates, Payments, and Calculations.......................    8
     2.4  Crediting Payments...............................................    8
     2.5  Fees.............................................................    8
     2.6  Additional Costs.................................................    9
     2.7  Term.............................................................    9

3.   CONDITIONS OF LOANS...................................................    9
     3.1  Conditions Precedent to Initial Advance and Equipment Advance....    9
     3.2  Conditions Precedent to all Advances.............................   10

4.   CREATION OF SECURITY INTEREST.........................................   10
     4.1  Grant of Security Interest.......................................   10
     4.2  Delivery of Additional Documentation Required....................   10
     4.3  Right to Inspect.................................................   10

5.   REPRESENTATIONS AND WARRANTIES........................................   10
     5.1  Due Organization and Qualification...............................   10
     5.2  Due Authorization; No Conflict...................................   10
     5.3  No Prior Encumbrances............................................   11
     5.4  Bona Fide Eligible Accounts......................................   11
     5.5  Merchantable Inventory...........................................   11
     5.6  Name; Location of Chief Executive Office.........................   11
     5.7  Litigation.......................................................   11
     5.8  No Material Adverse Change in Financial Statements...............   11
     5.9  Solvency...................................................... ..   11
     5.10 Regulatory Compliance............................................   11
     5.11 Environmental Condition..........................................   11
     5.12 Taxes............................................................   12
     5.13 Subsidiaries.....................................................   12
     5.14 Government Consents..............................................   12
     5.15 Full Disclosure..................................................   12

6.   AFFIRMATIVE COVENANTS.................................................   12
     6.1  Good Standing....................................................   12
     6.2  Government Compliance............................................   12
     6.3  Financial Statements, Reports, Certificates......................   12
     6.4  Right to Inspect/Labeling........................................   13
     6.5  Maintenance of Equipment.........................................   13
     6.6  Inventory; Returns...............................................   13
     6.7  Taxes............................................................   14
     6.8  Insurance........................................................   14
     6.9  Principal Depository.............................................   14
     6.10 Quick Ratio......................................................   14

     6.11 Minimum Debt Service.............................................   14
     6.12 Profitability....................................................   14
     6.13 Debt-Net Worth Ratio.............................................   14
     6.14 Tangible Net Worth...............................................   14
     6.15 Liability........................................................   15
     6.16 Further Assurances...............................................   15

7.   NEGATIVE COVENANTS....................................................   15
     7.1  Dispositions.....................................................   15
     7.2  Change in Business...............................................   15
     7.3  Mergers or Acquisitions..........................................   15
     7.4  Indebtedness.....................................................   15
     7.5  Encumbrances.....................................................   15
     7.6  Distributions....................................................   15
     7.7  Investments......................................................   15
     7.8  Transactions with Affiliates.....................................   15
     7.9  Subordinated Debt................................................   16
     7.10 Inventory........................................................   16
     7.11 Compliance.......................................................   16

8.   EVENTS OF DEFAULT.....................................................   16
     8.1  Payment Default..................................................   16
     8.2  Covenant Default.................................................   16
     8.3  Material Adverse Change..........................................   16
     8.4  Attachment.......................................................   16
     8.5  Insolvency.......................................................   17
     8.6  Other Agreements.................................................   17
     8.7  Subordinated Debt................................................   17
     8.8  Judgments........................................................   17
     8.9  Misrepresentations...............................................   17

9.   BANK'S RIGHTS AND REMEDIES............................................   17
     9.1  Rights and Remedies..............................................   17
     9.2  Power of Attorney................................................   18
     9.3  Accounts Collection..............................................   18
     9.4  Bank Expenses....................................................   19
     9.5  Bank's Liability for Collateral..................................   19
     9.6  Remedies Cumulative..............................................   19
     9.7  Demand; Protest..................................................   19

10.  NOTICES...............................................................   19

11.  CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER............................   20

12.  GENERAL PROVISIONS....................................................   20
     12.1 Successors and Assigns...........................................   20
     12.2 Indemnification..................................................   20
     12.3 Time of Essence..................................................   20
     12.4 Severability of Provisions.......................................   21
     12.5 Amendments in Writing, Integration...............................   21
     12.6 Counterparts.....................................................   21
     12.7 Survival.........................................................   21

     This LOAN AND SECURITY AGREEMENT is entered into as of June ____, 1995, by and between SILICON VALLEY BANK ("Bank") and OPTIKA IMAGING SYSTEMS, INC. ("Borrower").


                                    RECITALS
                                    --------

     Borrower wishes to obtain credit from time to time from Bank, and Bank desires to extend credit to Borrower. This Agreement sets forth the terms on which Bank will advance credit to Borrower, and Borrower will repay the amounts owing to Bank.


                                   AGREEMENT
                                   ---------

     The parties agree as follows:

     1.   DEFINITIONS AND CONSTRUCTION
          ----------------------------

          1.1  Definitions.  As used in this Agreement, the following terms
               -----------
shall have the following definitions:

          "Accounts" means all presently existing and hereafter arising accounts, contract rights, and all other forms of obligations owing to Borrower arising out of the sale or lease of goods (including, without limitation, the licensing of software and other technology) or the rendering of services by Borrower, whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Borrower and Borrower's Books relating to any of the foregoing.

          "Advance" or "Advances" means an Advance under the Revolving Facility.

          "Affiliate" means, with respect to any Person, any Person that owns or controls directly or indirectly such Person, any Person that controls or is controlled by or is under common control with such Person, and each of such Person's senior executive officers, directors, and partners.

          "Bank Expenses" means all: reasonable costs or expenses (including reasonable attorneys' fees and expenses) incurred in connection with the preparation, negotiation, administration, and enforcement of the Loan Documents; and Bank's reasonable attorneys' fees and expenses incurred in amending, enforcing or defending the Loan Documents, whether or not suit is brought.

          "Borrower's Books" means all of Borrower's books and records including: ledgers; records concerning Borrower's assets or liabilities, the Collateral, business operations or financial condition; and all computer programs, or tape files, and the equipment, containing such information.

          "Borrowing Base" has the meaning set forth in Section 2.1 hereof.

          "Business Day" means any day that is not a Saturday, Sunday, or other day on which banks in the State of California are authorized or required to close.

          "Closing Date" means the date of this Agreement.

          "Code" means the California Uniform Commercial Code.

          "Collateral" means the property described on Exhibit A attached
                                                       ---------
hereto.

          "Committed Line" means (a) with respect to the Revolving Facility, One Million Five Hundred Thousand Dollars ($1,500,000) and (b) with respect to the Term Facility, Three Hundred Thousand Dollars ($300,000).

          "Contingent Obligation" means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to (i) any indebtedness, lease, dividend, letter of credit or other obligation of another, including, without limitation, any such obligation directly or indirectly guaranteed, endorsed, co-made or discounted or sold with recourse by that Person, or in respect of which that Person is otherwise directly or indirectly liable; (ii) any obligations with respect to undrawn letters of credit issued for the account of that Person; and (iii) all obligations arising under any interest rate, currency or commodity swap agreement, interest rate cap agreement, interest rate collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; provided, however, that the term "Contingent Obligation" shall not include endorsements for collection or deposit in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determined amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith; provided, however, that such amount shall not in any event exceed the maximum amount of the obligations under the guarantee or other support arrangement.

          "Current Assets" means, as of any applicable date, all amounts that should, in accordance with GAAP, be included as current assets on the consolidated balance sheet of Borrower and its Subsidiaries as at such date.

          "Current Liabilities" means, as of any applicable date, all amounts that should, in accordance with GAAP, be included as current liabilities on the consolidated balance sheet of Borrower and its Subsidiaries, as at such date, plus, to the extent not already included therein, all outstanding Revolving Facility Advances made under this Agreement, including all Indebtedness that is payable upon demand or within one year from the date of determination thereof unless such Indebtedness is renewable or extendable at the option of Borrower or any Subsidiary to a date more than one year from the date of determination.

          "Daily Balance" means the amount of the Obligations owed at the end of a given day.

          "Debt Service" means net income plus depreciation annualized for the preceding six-month period, divided by the current portion of long-term
                            -------
Indebtedness.

          "Eligible Accounts" means those Accounts that arise in the ordinary course of Borrower's business that comply in all material respects with all of Borrower's material representations and material warranties to Bank and that are and at all times shall continue to be reasonably acceptable to Bank in all material respects, together with Accounts of a like character acquired by Borrower from other entities; provided, that standards of eligibility may be
                              --------
fixed and revised from time to time by Bank in Bank's reasonable judgment and upon thirty (30) days notification thereof in writing to Borrower in accordance with the provisions hereof. Unless otherwise agreed to by Bank, Eligible Accounts shall not include the following:

          (a) Accounts that the account debtor has failed to pay within ninety
(90) days of invoice date;

          (b) Accounts with respect to an account debtor, fifty percent (50%) of whose Accounts the account debtor has failed to pay within ninety (90) days of invoice date;

          (c) Accounts with respect to which goods are placed on consignment, guaranteed sale, sale or return, sale on approval, bill and hold, or other terms by reason of which the payment by the account debtor may be conditional;

          (d) Accounts with respect to which the account debtor is an Affiliate of Borrower;

          (e) Accounts with respect to which the account debtor does not have its principal place of business in the United States; except for Eligible Foreign Accounts;

          (f) Accounts with respect to which the account debtor is the United States or any department, agency, or instrumentality of the United States;

          (g) Accounts with respect to which Borrower is liable to the account debtor for goods sold or services rendered by the account debtor to Borrower, but only to the extent of any amounts owing to the account debtor against amounts owed to Borrower;

          (h) Accounts with respect to an account debtor, including Subsidiaries and Affiliates, whose total obligations to Borrower exceed twenty-five percent (25%) of all Accounts, to the extent such obligations exceed the aforementioned percentage, except as approved in writing by Bank, which approval will not be unreasonably withheld;

          (i) Accounts with respect to which the account debtor disputes liability or makes any claim with respect thereto as to which Bank believes, in its sole but reasonable discretion, that there may be a basis for dispute (but only to the extent of the amount subject to such dispute or claim), or is subject to any Insolvency Proceeding, or is insolvent, or goes out of business; and

          (j) Accounts the collection of which Bank reasonably determines to be doubtful.

          "Eligible Foreign Accounts" means Accounts with respect to which the account debtor does not have its principal place of business in the United States and that are: (1) covered by credit insurance in form and amount, and by an insurer satisfactory to Bank less the amount of any deductible(s) which may be or become owing thereon; or (2) supported by one or more letters of credit in favor of Bank as beneficiary, in an amount and of a tenor, and issued by a financial institution, acceptable to Bank; or (3) that Bank approves on a case-by-case basis.

          "Equipment" means all present and future machinery, equipment, tenant improvements, furniture, fixtures, vehicles, tools, parts and attachments in which Borrower has any interest.

          "ERISA" means the Employment Retirement Income Security Act of 1974, as amended, and the regulations thereunder.

          "GAAP" means generally accepted accounting principles as in effect from time to time.

          "Indebtedness" means (a) all indebtedness for borrowed money or the deferred purchase price of property or services, including without limitation reimbursement and other obligations with respect to surety bonds and letters of credit, (b) all obligations evidenced by notes, bonds, debentures or similar instruments, (c) all capital lease obligations and (d) all Contingent Obligations.

          "Insolvency Proceeding" means any proceeding commenced by or against any person or entity under any provision of the United States Bankruptcy Code, as amended, or under any other bankruptcy or insolvency law, including assignments for the benefit of creditors, formal or informal moratoria, compositions, extension generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief.

          "Inventory" means all present and future inventory in which Borrower has any interest, including merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products intended for sale or lease or to be furnished under a contract of service, of every kind and description now or at any time hereafter owned by or in the custody or possession, actual or constructive, of Borrower, including such inventory as is temporarily out of its custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above, and Borrower's Books relating to any of the foregoing.

          "Investment" means any beneficial ownership of (including stock, partnership interest or other securities) any Person, or any loan, advance or capital contribution to any Person.

          "IRC" means the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

          "Lien" means any mortgage, lien, deed of trust, security interest or other encumbrance.

          "Loan Documents" means, collectively, this Agreement, any note or notes executed by Borrower, and any other agreement entered into between Borrower and Bank in connection with this Agreement, all as amended or extended from time to time.

          "Material Adverse Effect" means a material adverse effect on (i) the business operations or condition (financial or otherwise) of Borrower and its Subsidiaries taken as a whole or (ii) the ability of Borrower to repay the Obligations or otherwise perform its obligations under the Loan Documents.

          "Maturity Date" means forty-two months after the date of this Agreement.

          "Negotiable Collateral" means all of Borrower's present and future letters of credit of which it is a beneficiary, notes, drafts, instruments, securities, documents of title, and chattel paper, and Borrower's Books relating to any of the foregoing.

          "Obligations" means all debt, principal, interest, Bank Expenses and other amounts owed to the Bank by Borrower pursuant to this Agreement or any other agreement, whether absolute or contingent, due or to become due, now existing or hereafter arising, including any interest that accrues after the commencement of an Insolvency Proceeding and including any debt, liability, or obligation owing from Borrower to others that Bank may have obtained by assignment or otherwise.

          "Periodic Payments" means all installments or similar recurring payments that Borrower may now or hereafter become obligated to pay to Bank pursuant to the terms and provisions of any instrument, or agreement now or hereafter in existence between Borrower and Bank.


          "Permitted Indebtedness" means:

          (a) Indebtedness of Borrower in favor of Bank arising under this Agreement or any other Loan Document;

          (b)  Existing Indebtedness disclosed on the Schedule;

          (c)  Subordinated Debt;

          (d) Indebtedness to trade creditors incurred in the ordinary course of business; and

          (e) Equipment leases entered into in the normal course of Borrower's business.

          "Permitted Investment" means:

          (a) Investments existing on the Closing Date disclosed in the Schedule; and

          (b) (i) marketable direct obligations issued or unconditionally guaranteed by the United States of America or any agency or any State thereof maturing within one (1) year from the date of acquisition thereof, (ii) commercial paper maturing no more than one (1) year from the date of creation thereof and currently having the highest rating obtainable from either Standard & Poor's Corporation or Moody's Investors Service, Inc., and (iii) certificates of deposit maturing no more than one (1) year from the date of investment therein issued by Bank.

          "Permitted Liens" means the following:

          (a) Any Liens existing as of the date hereof and disclosed in the Schedule or arising under this Agreement or the other Loan Documents;

          (b) Liens for taxes, fees, assessments or other governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings, provided the same have no priority over any of Bank's security
             --------
interests;

          (c) Liens (i) upon or in any equipment acquired or held by Borrower or any of its Subsidiaries to secure the purchase price of such equipment or indebtedness incurred solely for the purpose of financing the acquisition of such equipment, or (ii) existing on such equipment at the time of its acquisition, provided that the Lien is confined solely to the property so
             --------
acquired and improvements thereon, and the proceeds of such equipment; and

          (d) Liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by Liens of the type described in clauses (a) through (c) above, provided that any extension, renewal or
                               --------
replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness being extended, renewed or refinanced does not increase.

          "Person" means any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or governmental agency.

          "Prime Rate" means the variable rate of interest, per annum, most recently announced by Bank, as its "prime rate," whether or not such announced rate is the lowest rate available from Bank.

          "Quick Assets" means, at any date as of which the amount thereof shall be determined, the consolidated cash, cash-equivalents, marketable securities, accounts receivable and investments with maturities not to exceed 90 days, of Borrower determined in accordance with GAAP.

          "Responsible Officer" means each of the Chief Executive Officer, the Chief Financial Officer and the Controller of Borrower.

          "Revolving Facility" means the facility under which Borrower may request Bank to issue cash advances, as specified in Section 2.1 hereof.

          "Revolving Maturity Date" means the first anniversary of the date of this Agreement.

          "Schedule" means the schedule delivered to the Bank as of the date hereof.

          "Subordinated Debt" means any debt incurred by Borrower that is subordinated to the debt owing by Borrower to Bank on terms reasonably acceptable to Bank (and identified as being such by Borrower and Bank).

          "Subsidiary" means any corporation or partnership in which (i) any general partnership interest or (ii) more than 50% of the stock of which by the terms thereof ordinary voting power to elect the Board of Directors, managers or trustees of the entity shall, at the time as of which any determination is being made, is owned by Borrower, either directly or through an Affiliate.

          "Tangible Net Worth" means at any date as of which the amount thereof shall be determined, the consolidated total assets of Borrower and its Subsidiaries minus, without duplication, (i) the sum of any amounts attributable
             -----
to (a) goodwill, (b) intangible items such as unamortized debt discount and expense, patents, trade and service marks and names, copyrights and research and development expenses except prepaid expenses, and (c) all reserves not already deducted from assets, and (ii) Total Liabilities.
                      ---

          "Term Facility" means the facility under which Borrower may request Equipment Advances, as specified in Section 2.1.1.

          "Total Liabilities" means at any date as of which the amount thereof shall be determined, all obligations that should, in accordance with GAAP be classified as liabilities on the consolidated balance sheet of Borrower, including in any event all Indebtedness, but specifically excluding Subordinated Debt.

          1.2  Accounting Terms.  All accounting terms not specifically defined
               ----------------
herein shall be construed in accordance with GAAP and all calculations made hereunder shall be made in accordance with GAAP. When used herein, the terms "financial statements" shall include the notes and schedules thereto.

     2.   LOAN AND TERMS OF PAYMENT
          -------------------------

          2.1  Advances.  Subject to and upon the terms and conditions of this
               --------
Agreement, Bank agrees to make Advances (each a "Revolving Advance" and collectively, "Revolving Advances"} to Borrower in an aggregate amount not to exceed the lesser of (i) the Committed Line with respect to the Revolving Facility or (ii) the Borrowing Base; provided that the aggregate of the Revolving Advances plus the Equipment Advances shall at no time exceed Borrower's Tangible Net Worth. For purposes of this Agreement, "Borrowing Base" shall mean an amount equal to seventy-five percent (75%) of Eligible Accounts. Subject to the terms and conditions of this Agreement, amounts borrowed pursuant to this Section 2.1 may be repaid and reborrowed at any time during the term of this Agreement.

     Whenever Borrower desires an Advance, Borrower will notify Bank by facsimile transmission or telephone no later than 3:00 p.m. California time, on the Business Day that the Advance is to be made. Each such notification shall be promptly confirmed by a Payment/Advance Form in substantially the form of Exhibit B hereto. Bank is authorized to make Advances under this Agreement,
- ---------
based upon instructions received from a Responsible Officer, or without instructions if in Bank's discretion such Advances are necessary to meet Obligations which have become due and remain unpaid. Bank shall be entitled to rely on any telephonic notice given by a person who Bank reasonably believes to be a Responsible Officer, and Borrower shall indemnify and hold Bank harmless for any damages or loss suffered by Bank as a result of such reliance. Bank will credit the amount of Advances made under this Section 2.1 to Borrower's deposit account.

     The Revolving Facility shall terminate on the Revolving Maturity Date, at which time all Advances under this Section 2.1 shall be immediately due and payable.

               2.1.1  Equipment Advances.
                      ------------------

                      (a) At any time from the date hereof through the first anniversary of the date of this Agreement (the "Equipment Availability Date"), Borrower may from time to time request advances

(each an "Equipment Advance" and, collectively, the "Equipment Advances") from Bank in an aggregate principal amount of up to Three Hundred Thousand Dollars ($300,000); provided that Equipment Advances for the acquisition of tooling, software and other property that Bank reasonably determines to be non-standard shall not exceed, in the aggregate, One Hundred Thousand Dollars ($100,000). The Equipment Advances shall be used to purchase Equipment approved from time to time by Bank (which Equipment shall have been invoiced to Borrower in any case within ninety (90) days of the date of the requested Equipment Advance), and shall not exceed eighty percent (80%) of the cost of such Equipment excluding installation expense, freight discounts, warranty charges and taxes.

                    (b) Interest shall accrue and be payable on each Equipment Advance on the twentieth day of each calendar month, beginning the calendar month in which such Equipment Advance was made, through the Equipment Availability Date. The Equipment Advance or Equipment Advances that are outstanding on the Equipment Availability Date will be payable in thirty (30) equal monthly installments of principal, plus accrued interest, beginning on the 20th day of the month following the Equipment Availability Date.

                   (c) When Borrower desires to obtain an Equipment Advance, Borrower shall notify Bank (which notice shall be irrevocable) by facsimile transmission received no later than 3:00 p.m. California time one (1) Business Day before the day on which the Equipment Advance is to be made. Such notice shall be in substantially the form of Exhibit B. The notice shall be signed by a
                                      ---------
Responsible Officer and include a copy of the invoice for the Equipment to be financed.

          2.2  Overadvances.  If, at any time or for any reason, the amount of
               ------------
Obligations owed by Borrower to Bank pursuant to Section 2.1 of this Agreement is greater than the lesser of (i) the Revolving Facility portion of the Committed Line or (ii) the Borrowing Base, Borrower shall immediately pay to Bank, in cash, the amount of such excess. If, at any time or for any reason, the amount of Obligations owed by Borrower to Bank pursuant to Sections 2.1 and
2.1.1 is greater than Borrower's Tangible Net Worth, Borrower shall immediately pay to Bank, in cash, the amount of such excess.

          2.3  Interest Rates, Payments, and Calculations.
               ------------------------------------------

               (a)  Interest Rate.  Except as set forth in Section 2.3(b), any
                    -------------
Advances shall bear interest, on the average Daily Balance, at a floating rate equal to one and one half (1.5) percentage points above the Prime Rate, and any Equipment Advances shall bear interest on the outstanding balance at a [floating rate equal to two (2) percentage points above the Prime Rate] [at a fixed rate equal to 12.42 percent per annum.] [Must select by Closing Date]

               (b)  Default Rate.  All Obligations shall bear interest, from
                    ------------
and after the occurrence of an Event of Default, at a rate equal to three (3) percentage points above the interest rate applicable immediately prior to the occurrence of the Event of Default.

               (c)  Payments.  Interest hereunder shall be due and payable on
                    --------
the twentieth calendar day of each month during the term hereof. Bank shall, at its option, charge such interest, all Bank Expenses, and all Periodic Payments against any of Borrower's deposit accounts or against the Committed Line, in which case those amounts shall thereafter accrue interest at the rate then applicable hereunder. Any interest not paid when due shall be compounded by becoming a part of the Obligations, and such interest shall thereafter accrue interest at the rate then applicable hereunder.

               (d) Computation.  In the event the Prime Rate is changed from
                   -----------
time to time hereafter, the applicable rate of interest hereunder shall be increased or decreased effective as of 12:01 a.m. on the day the Prime Rate is changed, by an amount equal to such change in the Prime Rate. All interest chargeable under the Loan Documents shall be computed on the basis of a three hundred sixty (360) day year for the actual number of days elapsed.

          2.4  Crediting Payments.  Prior to the occurrence of an Event of
               ------------------
Default under Article 8, Bank shall credit a wire transfer of funds, check or other item of payment to such deposit account or Obligation as Borrower specifies. After the occurrence of an Event of Default, the receipt by Bank of any wire transfer of funds, check, or other item of payment shall be immediately applied to conditionally reduce Obligations, but shall not be considered a payment on account unless such payment is of immediately available federal funds or unless and until such check or other item of payment is honored when presented for payment. Notwithstanding anything to the contrary contained herein, any wire transfer or payment received by Bank after 12:00 noon California time shall be deemed to have been received by Bank as of the opening of business on the immediately following Business Day. Whenever any payment to Bank under the Loan Documents would otherwise be due (except by reason of acceleration) on a date that is not a Business Day, such payment shall instead be due on the next Business Day, and additional fees or interest, as the case may be, shall accrue and be payable for the period of such extension.

          2.5  Fees.  Borrower shall pay to Bank the following:
               ----

               (a) Facility Fee.  A facility fee equal to Twelve Thousand
                   ------------
Dollars ($12,000) with respect to the Revolving Facility, and a facility fee equal to Two Thousand, Four Hundred Dollars ($2,400) with respect to the Term Facility, one half of which fees bank received prior to the date of this Agreement, and the balance of which fees shall be due upon the date of this Agreement and shall be fully earned and nonrefundable;

               (b) Financial Examination and Appraisal Fees.  Bank's customary
                   ----------------------------------------
fees and reasonable out-of-pocket expenses for Bank's audits of Borrower's Accounts, and for each appraisal of Collateral and financial analysis and examination of Borrower performed from time to time by Bank or its agents;

               (c) Bank Expenses.  Upon the date hereof, all Bank Expenses
                   -------------
incurred through the date hereof, including reasonable attorneys' fees and expenses.

          2.6  Additional Costs.  In case any law, regulation, treaty or
               ----------------
official directive or the interpretation or application thereof by any court or any governmental authority charged with the administration thereof or the compliance with any guideline or request of any central bank or other governmental authority (whether or not having the force of law):

               (a) subjects Bank to any tax with respect to payments of principal or interest or any other amounts payable hereunder by Borrower or otherwise with respect to the transactions contemplated hereby (except for taxes on the overall net income of Bank imposed by the United States of America or any political subdivision thereof);

               (b) imposes, modifies or deems applicable any deposit insurance, reserve, special deposit or similar requirement against assets held by, or deposits in or for the account of, or loans by, Bank in connection with this Agreement; or

               (c) imposes upon Bank any other condition with respect to its performance under this Agreement, and the result of any of the foregoing is to increase the cost to Bank, reduce the income receivable by Bank or impose any expense upon Bank with respect to any loans, Bank shall notify Borrower thereof. Borrower agrees to pay to Bank the amount of such increase in cost, reduction in income or additional expense as and when such cost, reduction or expense is incurred or determined, upon presentation by Bank of a statement of the amount and setting forth Bank's calculation thereof, all in reasonable detail, which statement shall be deemed true and correct absent manifest error.

          2.7  Term.  This Agreement shall become effective upon the date hereof
               ----
and shall continue in full force and effect for a term ending on the Maturity Date. Notwithstanding the foregoing, Bank shall have the right to terminate its obligation to make Advances or Equipment Advances under this Agreement immediately and without notice upon the occurrence and during the continuance of an Event of Default. Notwithstanding termination, Bank's Lien on the Collateral shall remain in effect for so long as any Obligations are outstanding.

     3.   CONDITIONS OF LOANS
          -------------------

          3.1  Conditions Precedent to Initial Advance and Equipment Advance.
               -------------------------------------------------------------
The obligation of Bank to make the initial Advance and Equipment Advance is subject to the condition precedent that Bank shall have received, in form and substance satisfactory to Bank, the following:

               (a)  this Agreement;

               (b) a certificate of the Secretary of Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Agreement;

               (c)  a collateral assignment and patent mortgage;

               (d)  financing statements (Forms UCC-1);

               (e)  insurance certificate;

               (f)  payment of the fees and Bank Expenses then due specified in
Section 2.5 hereof; and


               (g) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

          3.2  Conditions Precedent to all Advances.  The obligation of Bank to
               ------------------------------------
make each Advance and Equipment Advance, including the initial Advance, is further subject to the following conditions:

               (a) timely receipt by Bank of the Borrowing Certificate as provided in Section 2.1; and

               (b) the representations and warranties contained in Section 5 shall be true and correct in all material respects on and as of the date of such Borrowing Certificate and on the effective date of each Advance or Equipment Advance as though made at and as of each such date, and no Event of Default shall have occurred and be continuing, or would result from such Advance or Equipment Advance.

     The making of each Advance and Equipment Advance shall be deemed to be a representation and warranty by Borrower on the date of such Advance or Equipment Advance as to the accuracy of the facts referred to in this Section 3.2(b).

     4.   CREATION OF SECURITY INTEREST
          -----------------------------

          4.1  Grant of Security Interest.  Borrower grants to Bank a continuing
               --------------------------
security interest in all presently existing and hereafter acquired or arising Collateral in order to secure prompt repayment of any and all Obligations and in order to secure prompt performance by Borrower of each of its covenants and duties under the Loan Documents. Except as set forth in the Schedule, such security interest constitutes a valid, first priority security interest in the presently existing Collateral, and will constitute a valid, first priority security interest in Collateral acquired after the date hereof.

          4.2  Delivery of Additional Documentation Required.  Borrower shall
               ---------------------------------------------
from time to time execute and deliver to Bank, at the request of Bank, all Negotiable Collateral, all financing statements and other documents that Bank may reasonably request, in form satisfactory to Bank, to perfect and continue perfected

Bank's security interests in the Collateral and in order to fully consummate all of the transactions contemplated under the Loan Documents.

          4.3  Right to Inspect.  Bank (through any of its officers, employees,
               ----------------
or agents) shall have the right, upon reasonable prior notice, from time to time during Borrower's usual business hours, to inspect Borrower's Books and to make copies thereof and to check, test, and appraise the Collateral in order to verify Borrower's financial condition or the amount, condition of, or any other matter relating to, the Collateral.

     5.   REPRESENTATIONS AND WARRANTIES
          ------------------------------

          Borrower represents and warrants as follows:

          5.1  Due Organization and Qualification.  Borrower is a corporation
               ----------------------------------
duly existing and in good standing under the laws of its state of incorporation and qualified and licensed to do business in, and is in good standing in, any state in which the conduct of its business or its ownership of property requires that it be so qualified, except where the failure to qualify would not have a Material Adverse Effect.

          5.2  Due Authorization; No Conflict.  The execution, delivery, and
               ------------------------------
performance of the Loan Documents are within Borrower's powers, have been duly authorized, and are not in conflict with nor constitute a breach of any provision contained in Borrower's Articles of Incorporation or Bylaws, nor will they constitute an event of default under any material agreement to which Borrower is a party or by which Borrower is bound. Borrower is not in default under any agreement to which it is a party or by which it is bound, which default could have a Material Adverse Effect.

          5.3  No Prior Encumbrances.  Borrower has good and indefeasible title
               ---------------------
to the Collateral, free and clear of Liens, except for Permitted Liens.

          5.4  Bona Fide Eligible Accounts.  The Eligible Accounts are bona fide
               ---------------------------
existing obligations. The property giving rise to such Eligible Accounts has been delivered to the account debtor or to the account debtor's agent for immediate shipment to and acceptance by the account debtor. Borrower has not received notice of actual or imminent Insolvency Proceeding of any account debtor that is included in any Borrowing Base Certificate as an Eligible Account.

          5.5  Merchantable Inventory.  All Inventory is in all material
               ----------------------
respects of good and marketable quality, free from all material defects.

          5.6  Name; Location of Chief Executive Office.  Except as disclosed in
               ----------------------------------------
the Schedule, Borrower has not done business under any name other than that specified on the signature page hereof. The chief executive office of Borrower is located at the address indicated in Section 10 hereof.

          5.7  Litigation.  Except as set forth in the Schedule, there are no
               ----------
actions or proceedings pending by or against Borrower or any Subsidiary before any court or administrative agency in which an adverse decision could have a Material Adverse Effect or a material adverse effect on Borrower's interest or Bank's security interest in the Collateral. Borrower does not have knowledge of any such pending or threatened actions or proceedings.

          5.8  No Material Adverse Change in Financial Statements.  All
               --------------------------------------------------
consolidated financial statements related to Borrower and any Subsidiary that have been delivered by Borrower to Bank fairly present in all material respects Borrower's consolidated financial condition as of the date thereof and Borrower's consolidated results of operations for the period then ended. There has not been a material adverse change in the consolidated financial condition of Borrower since the date of the most recent of such financial statements submitted to Bank.

          5.9  Solvency.  Borrower is solvent and able to pay its debts
               --------
(including trade debts) as they mature.

          5.10  Regulatory Compliance.  Borrower and each Subsidiary has met the
                ---------------------
minimum funding requirements of ERISA with respect to any employee benefit plans subject to ERISA. No event has occurred resulting from Borrower's failure to comply with ERISA that is reasonably likely to result in Borrower's incurring any liability that could have a Material Adverse Effect. Borrower is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940. Borrower is not engaged principally, or as one of the important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations G, T and U of the Board of Governors of the Federal Reserve System). Borrower has complied with all the provisions of the Federal Fair Labor Standards Act. Borrower has not violated any statutes, laws, ordinances or rules applicable to it, violation of which could have a Material Adverse Effect.

          5.11  Environmental Condition.  None of Borrower's or any Subsidiary's
                -----------------------
properties or assets has ever been used by Borrower or any Subsidiary or, to the best of Borrower's knowledge, by previous owners or operators, in the disposal of, or to produce, store, handle, treat, release, or transport, any hazardous waste or hazardous substance other than in accordance with applicable law; to the best of Borrower's knowledge, none of Borrower's properties or assets has ever been designated or identified in any manner pursuant to any environmental protection statute as a hazardous waste or hazardous substance disposal site, or a candidate for closure pursuant to any environmental protection statute; no lien arising under any environmental protection statute has attached to any revenues or to any real or personal property owned by Borrower or any Subsidiary; and neither Borrower nor any Subsidiary has received a summons, citation, notice, or directive from the Environmental Protection Agency or any other federal, state or other governmental agency concerning any action or omission by Borrower or any Subsidiary resulting in the releasing, or otherwise disposing of hazardous waste or hazardous substances into the environment.

          5.12  Taxes.  Borrower and each Subsidiary has filed or caused to be
                -----
filed all tax returns required to be filed, and has paid, or has made adequate provision for the payment of, all taxes reflected therein.

          5.13  Subsidiaries.  Borrower does not own any stock, partnership
                ------------
interest or other equity securities of any Person, except for Permitted Investments.

          5.14  Government Consents.  Borrower and each Subsidiary has obtained
                -------------------
all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all governmental authorities that are necessary for the continued operation of Borrower's business as currently conducted, except where a failure to do so would not have a Material Adverse Effect.

          5.15  Full Disclosure.  No representation, warranty or other statement
                ---------------
made by Borrower in any certificate or written statement furnished to Bank contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained in such certificates or statements not misleading.

     6.   AFFIRMATIVE COVENANTS
          ---------------------

          Borrower covenants and agrees that, until payment in full of all outstanding Obligations, and for so long as Bank may have any commitment to make an Advance or an Equipment Advance hereunder, Borrower shall do all of the following:

          6.1  Good Standing.  Borrower shall maintain its and each of its
               -------------
Subsidiaries' corporate existence and good standing in its jurisdiction of incorporation and maintain qualification in each jurisdiction in which the failure to so qualify could have a Material Adverse Effect. Borrower shall maintain, and shall cause each of its Subsidiaries to maintain, to the extent consistent with prudent management of Borrower's business, in force all licenses, approvals and agreements, the loss of which could have a Material Adverse Effect.

          6.2  Government Compliance.  Borrower shall meet, and shall cause each
               ---------------------
Subsidiary to meet, the minimum funding requirements of ERISA with respect to any employee benefit plans subject to ERISA. Borrower shall comply, and shall cause each Subsidiary to comply, with all statutes, laws, ordinances and government rules and regulations to which it is subject, noncompliance with which could have a Material Adverse Effect or a material adverse effect on the Collateral or the priority of Bank's Lien on the Collateral.

          6.3  Financial Statements, Reports, Certificates.  Borrower shall
               -------------------------------------------
deliver to Bank: (a) as soon as available, but in any event within thirty (30) days after the end of each month, a company prepared consolidated balance sheet and income statement covering Borrower's consolidated operations during such period, certified by an officer of Borrower reasonably acceptable to Bank; (b) as soon as available, but in any event within ninety (90) days after the end of Borrower's fiscal year, audited consolidated financial statements of Borrower prepared in accordance with GAAP, consistently applied, together with an unqualified opinion on such financial statements of an independent certified public accounting firm reasonably acceptable to Bank; (c) within five (5) days upon becoming available, copies of all statements, reports and notices sent or made available generally by Borrower to its security holders or to any holders of Subordinated Debt and all reports on Forms 8-K, 10-K and 10-Q, Annual Report to Shareholders, Proxy Statement and Registration Statement filed with the Securities and Exchange Commission; (d) promptly upon receipt of notice thereof, a report of any material legal actions threatened against Borrower or any Subsidiary and (e) such budgets, sales projections, operating plans or other financial information as Bank may reasonably request from time to time.

     Within fifteen (15) days after the last day of each month, Borrower shall deliver to Bank a Borrowing Base Certificate signed by a Responsible Officer in substantially the form of Exhibit C hereto, together with aged listings of
                          ---------
accounts receivable and accounts payable.

     Borrower shall deliver to Bank with the monthly financial statements a Compliance Certificate signed by a Responsible Officer in substantially the form of Exhibit D hereto.
   ---------

     Bank shall have a right from time to time hereafter to audit Borrower's Accounts at Borrower's expense, provided that such audits will be conducted no more often than every six (6) months unless an Event of Default has occurred and is continuing.

          6.4  Right to Inspect/Labeling.  Bank (through any of its officers,
               -------------------------
employees or agents) shall have the right, upon reasonable prior notice, from time to time during Borrower's usual business hours, to inspect Borrower's Books and to make copies thereof and to check, test, and appraise the Collateral in order to verify Borrower's financial condition or the amount, condition of, or any other matter relating to, the Collateral.

     At Bank's request at any time during the term of this Agreement (including any extension thereof), Borrower shall place in a conspicuous location on each item of Equipment that is not the subject of clause (c) "Permitted Lien" or any extension, renewal or refinancing thereof, a plaque or other marking to be supplied by Bank which reads substantially as follows:

          Silicon Valley Bank has a first priority security interest in this item of equipment.

Such plaque or other marking shall not be removed (or if removed or damaged such plaque or other marking shall be replaced) until the security interest in favor of Bank in such item of Collateral is terminated pursuant to this Agreement.

          6.5  Maintenance of Equipment.  Borrower, at its expense, shall make
               ------------------------
all necessary site preparations and cause the Equipment to be operated in accordance with any applicable manufacturer's manuals or instructions.
Borrower, at its expense, shall maintain the Equipment in good condition, reasonable wear and tear excepted, and will comply in all material respects with all laws, rules and regulations to which the use and operation of the Equipment may be or become subject. Such obligation shall extend to repair and replacement of any partial loss or damage to the Equipment, regardless of the cause. If maintenance is mandated by manufacturer, Borrower shall obtain and keep in effect, at all times during the term hereof maintenance service contracts with suppliers approved by Bank, such approval not to be unreasonably withhold. All parts furnished in connection with such maintenance or repair shall immediately become part of the Equipment. All such maintenance, repair and replacement services shall be immediately paid for and discharged by Borrower with the result that no Lien will attach to the Equipment.

          6.6  Inventory; Returns.  Borrower shall keep all Inventory in good
               ------------------
and marketable condition, free from all material defects. Returns and allowances, if any, as between Borrower and its account debtors shall be on the same basis and in accordance with the usual customary practices of Borrower, as they exist at the time of the execution and delivery of this Agreement. Borrower shall promptly notify Bank of all returns and recoveries and of all disputes and claims related thereto, where the return, recovery, dispute or claim involves more than Fifty Thousand Dollars ($50,000).

          6.7  Taxes.  Borrower shall make, and shall cause each Subsidiary to
               -----
make, due and timely payment or deposit of all material federal, state, and local taxes, assessments, or contributions required of it by law, and will execute and deliver to Bank, on demand, appropriate certificates attesting to the payment or deposit thereof; and Borrower will make, and will cause each Subsidiary to make, timely payment or deposit of all material tax payments and withholding taxes required of it by applicable laws, including, but not limited to, those laws concerning F.I.C.A., F.U.T.A., state disability, and local, state, and federal income taxes, and will, upon request, furnish Bank with proof satisfactory to Bank indicating that Borrower or a Subsidiary has made such payments or deposits; provided that Borrower or a Subsidiary need not make any payment if the amount or validity of such payment is contested in good faith by appropriate proceedings and is reserved against (to the extent required by GAAP) by Borrower.

          6.8  Insurance.
               ---------

               (a) Borrower, at its expense, shall keep the Collateral insured against loss or damage by fire, theft, explosion, sprinklers, and all other hazards and risks, and in such amounts, as ordinarily insured against by other owners in similar businesses conducted in the locations where Borrower's business is conducted on the date hereof. Borrower shall also maintain insurance relating to Borrower's ownership and use of the Collateral in amounts and of a type that are customary to businesses similar to Borrower's.

               (b) All such policies of insurance shall be in such form, with such companies, and in such amounts as reasonably satisfactory to Bank. All such policies of property insurance shall contain a lender's loss payable endorsement, in a form satisfactory to Bank, showing Bank as an additional loss payee thereof and all liability insurance policies shall show the Bank as an additional insured, and shall specify that the insurer must give at least twenty
(20) days notice to Bank before canceling its policy for any reason. Upon Bank's request, Borrower shall deliver to Bank certified copies of such policies of insurance and evidence of the payments of all premiums therefor. All proceeds payable under any such policy shall, at the option of Bank, be payable to Bank to be applied on account of the Obligations.

          6.9  Principal Depository.  Borrower shall maintain its principal
               --------------------
depository and operating accounts with Bank.

          6.10  Quick Ratio.  Borrower shall maintain, as of the last day of
                -----------
each calendar month, a ratio of Quick Assets to Current Liabilities, excluding deferred maintenance revenue, of at least 1.25 to 1.0.

          6.11  Minimum Debt Service.  Beginning as of January 31, 1996,
                --------------------
Borrower shall maintain on a monthly basis minimum Debt Service of 1.5 to 1.0.

          6.12  Profitability.  Borrower shall not suffer a loss in excess of
                -------------
Two Hundred Fifty Thousand Dollars ($250,000) for any fiscal quarter. Borrower shall be profitable for each fiscal year.

          6.13  Debt-Net Worth Ratio.  Borrower shall maintain as of the last
                --------------------
day of each calendar month a ratio of Total Liabilities less Subordinated Debt, excluding deferred maintenance revenue, to Tangible Net Worth plus Subordinated Debt of not more than 1.75 to 1.0.

          6.14  Tangible Net Worth.  Borrower shall maintain as of the last day
                ------------------
of each calendar month a Tangible Net Worth of not less than One Million Dollars ($1,000,000).

          6.15  Liability.  Borrower shall maintain a ratio of Liquidity to
                ---------
outstanding principal balance of the Equipment Advances of not less than 2.0 to
1.0. "Liquidity" shall mean an amount equal to Borrower's cash on hand plus seventy-five percent (75%) of Eligible Accounts, minus any outstanding Revolving Advances.

          6.16  Further Assurances.  At any time and from time to time Borrower
                ------------------
shall execute and deliver such further instruments and take such further action as may reasonably be requested by Bank to effect the purposes of this Agreement.

     7.   NEGATIVE COVENANTS
          ------------------

          Borrower covenants and agrees that, so long as any credit hereunder shall be available and until payment in full of the outstanding Obligations or for so long as Bank may have any commitment to make any Advances, Borrower will not do any of the following without Bank's written consent, which Bank may grant or withhold in its sole discretion:

          7.1  Dispositions.  Convey, sell, lease, transfer or otherwise dispose
               ------------
of (collectively, a "Transfer"), or permit any of its Subsidiaries to Transfer, all or any material part of its business or material items of property, other than: (i) Transfers of Inventory in the ordinary course of business; (ii) Transfers of licenses and similar arrangements in the ordinary course of Borrower's business for the use of the property of Borrower or its Subsidiaries; or (iii) Transfers of worn-out or obsolete Equipment.

          7.2  Change in Business.  Engage in any business, or permit any of its
               ------------------
Subsidiaries to engage in any business, other than the businesses currently engaged in by Borrower and any business substantially similar or related thereto (or incidental thereto). Borrower will not, without thirty (30) days prior written notification to Bank, relocate its chief executive office.

          7.3  Mergers or Acquisitions.  Merge or consolidate, or permit any of
               -----------------------
its Subsidiaries to merge or consolidate, with or into any other business organization (other than Borrower or to reincorporate in another state), or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person.

          7.4  Indebtedness.  Create, incur, assume or be or remain liable with
               ------------
respect to any Indebtedness, or permit any Subsidiary so to do, other than Permitted Indebtedness.

          7.5  Encumbrances.  Create, incur, assume or suffer to exist any Lien
               ------------
with respect to any of its property, or assign or otherwise convey any right to receive income, including the sale of any Accounts, or permit any of its Subsidiaries so to do, except for Permitted Liens.

          7.6  Distributions.  Pay any dividends or make any other distribution
               -------------
or payment on account of or in redemption, retirement or purchase of any capital stock except repurchases of Borrower's stock upon the termination of employees, provided an Event of Default does not exist immediately before or after any such repurchase.

          7.7  Investments.  Directly or indirectly acquire or own, or make any
               -----------
Investment in or to any Person, or permit any of its Subsidiaries so to do, other than Permitted Investments.

          7.8  Transactions with Affiliates.  Directly or indirectly enter into
               ----------------------------
or permit to exist any material transaction with any Affiliate of Borrower except for transactions that are in the ordinary course of Borrower's business, upon fair and reasonable terms that are no less favorable to Borrower than would be obtained in an arm's length transaction with a nonaffiliated Person, except for transactions with Affiliates in place on the date of this Agreement.

          7.9  Subordinated Debt.  Make any payment in respect of any
               -----------------
Subordinated Debt, or permit any of its Subsidiaries to make any such payment, except in compliance with the terms of such Subordinated Debt, or amend any provision contained in any documentation relating to the Subordinated Debt without Bank's prior written consent.

          7.10  Inventory.  Store the Inventory with a bailee, warehouseman, or
                ---------
similar party unless Bank has received a pledge of the warehouse receipt covering such Inventory. Except for Inventory sold in the ordinary course of business and except for such other locations as Bank may approve in writing, Borrower shall keep the Inventory only at the location set forth in Section 10 hereof and such other locations of which Borrower gives Bank prior written notice and as to which Borrower signs and files a financing statement where needed to perfect Bank's security interest.

          7.11  Compliance.  Become an "investment company," or a company
                ----------
controlled by an "investment company," within the meaning of the Investment Company Act of 1940, or become principally engaged in, or undertake as one of its important activities, the business of extending credit for the purpose of purchasing or carrying margin stock, or use the proceeds of any Advance for such purpose. Fail to meet the minimum funding requirements of ERISA, permit a Reportable Event or Prohibited Transaction, as defined in ERISA, to occur, fail to comply with the Federal Fair Labor Standards Act or violate any law or regulation, which violation could have a Material Adverse Effect or a material adverse effect on the Collateral or the priority of Bank's Lien on the Collateral, or permit any of its Subsidiaries to do any of the foregoing.

     8.   EVENTS OF DEFAULT
          -----------------

          Any one or more of the following events shall constitute an Event of Default by Borrower under this Agreement:

          8.1  Payment Default.  If Borrower fails to pay the principal of, or
               ---------------
any interest on, any Advances or Equipment Advances when due and payable; or fails to pay any portion of any other Obligations not constituting such principal or interest, including without limitation Bank Expenses, within thirty
(30) days of receipt by Borrower of an invoice for such other Obligations;

          8.2  Covenant Default.  If Borrower fails to perform any obligation
               ----------------
under Article 6 or violates any of the covenants contained in Article 7 of this Agreement, or fails or neglects to perform, keep, or observe any other material term, provision, condition, covenant, or agreement contained in this Agreement, in any of the Loan Documents, or in any other present or future material agreement between Borrower and Bank and as to any default under such other material condition, covenant or agreement that can be cured, has failed to cure such default within thirty (30) days after Borrower receives written notice thereof by Bank, provided, however, that if the default cannot by its nature be cured within the thirty (30) day period or cannot after diligent attempts by Borrower be cured within such thirty (30) day period, and such default is likely to be cured within a reasonable time, then Borrower shall have an additional reasonable period (which shall not in any case exceed an additional thirty (30) days) to attempt to cure such default, and within such reasonable time period the failure to have cured such default shall not be deemed an Event of Default (provided that no Advances will be required to be made during such cure period);

          8.3  Material Adverse Change.  If there occurs a material adverse
               -----------------------
change in Borrower's business or financial condition, or if there is a material impairment of the prospect of repayment of any portion of the Obligations or a material impairment of the value or priority of Bank's security interests in the Collateral;

          8.4  Attachment.  If any material portion of Borrower's assets is
               ----------
attached, seized, subjected to a writ or distress warrant, or is levied upon, or comes into the possession of any trustee, receiver or person acting in a similar capacity and such attachment, seizure, writ or distress warrant or levy has not been removed, discharged or rescinded within thirty (30) days, or if Borrower is enjoined, restrained, or in any way prevented by court order from continuing to conduct all or any material part of its business affairs, or if a judgment or other claim becomes a lien or encumbrance upon any material portion of Borrower's assets, or if a notice of lien, levy, or assessment is filed of record with respect to any of Borrower's assets by the United States Government, or any department, agency, or instrumentality thereof, or by any state, county, municipal, or governmental agency, and the same is not paid within thirty (30) days after Borrower receives notice thereof, provided that none of the foregoing shall constitute an Event of Default where such action or event is stayed or an adequate bond has been posted pending a good faith contest by Borrower (provided that no Advances will be required to be made during such cure period);

          8.5  Insolvency.  If Borrower becomes insolvent, or if an Insolvency
               ----------
Proceeding is commenced by Borrower, or if an Insolvency Proceeding is commenced against Borrower and is not dismissed or stayed within ten (10) days (provided that no Advances will be made prior to the dismissal of such Insolvency Proceeding);

          8.6  Other Agreements.  If there is a default by Borrower in any
               ----------------
agreement to which Borrower is a party with a third party or parties resulting in a right by such third party or parties, whether or not exercised, to accelerate the maturity of any Indebtedness in an amount in excess of Two Hundred Thousand Dollars ($200,000) or that could have a Material Adverse Effect;

          8.7  Subordinated Debt.  If Borrower makes any payment on account of
               -----------------
Subordinated Debt, except to the extent such payment is allowed under any subordination agreement entered into with Bank or is permitted under Section 7.9;

          8.8  Judgments.  If a judgment or judgments for the payment of money
               ---------
in an amount, individually or in the aggregate, of at least Two Hundred Thousand Dollars ($200,000) exclusive of court costs shall be rendered against Borrower and shall remain unsatisfied and unstayed for a period of fifteen (15) days (provided that no Advances will be made prior to the satisfaction or stay of such judgment); or

          8.9  Misrepresentations.  If any material misrepresentation or
               ------------------
material misstatement exists now or hereafter in any material warranty or material representation set forth herein or in any certificate delivered to Bank by any Responsible Officer pursuant to this Agreement or to induce Bank to enter into this Agreement or any other Loan Document.

     9.   BANK'S RIGHTS AND REMEDIES
          --------------------------

          9.1  Rights and Remedies.  Upon the occurrence and during the
               -------------------
continuance of an Event of Default, Bank may, at its election, without notice of its election and without demand, do any one or more of the following, all of which are authorized by Borrower:

          (a) Declare all Obligations, whether evidenced by this Agreement, by any of the other Loan Documents, or otherwise, immediately due and payable (provided that upon the occurrence of an Event of Default described in Section
8.5 all Obligations shall become immediately due and payable without any action by Bank);

          (b) Cease advancing money or extending credit to or for the benefit of Borrower under this Agreement or under any other agreement between Borrower and Bank;

          (c) Settle or adjust disputes and claims directly with account debtors for amounts, upon terms and in whatever order that Bank reasonably considers advisable;

          (d) Without notice to or demand upon Borrower, make such payments and do such acts as Bank considers necessary or reasonable to protect its security interest in the Collateral. Borrower agrees to assemble the Collateral if Bank so requires, and to make the Collateral available to Bank as Bank may designate. Borrower authorizes Bank to enter the premises where the Collateral is located, to take and maintain possession of the Collateral, or any part of it, and to pay, purchase, contest, or compromise any encumbrance, charge, or lien which in Bank's determination appears to be prior or superior to its security interest and to pay all expenses incurred in connection therewith. With respect to any of Borrower's owned premises, Borrower hereby grants Bank a license to enter into possession of such premises and to occupy the same, without charge, for up to one hundred twenty (120) days in order to exercise any of Bank's rights or remedies provided herein, at law, in equity, or otherwise;

          (e) Without notice to Borrower set off and apply to the Obligations any and all (i) balances and deposits of Borrower held by Bank, or (ii) indebtedness at any time owing to or for the credit or the account of Borrower held by Bank;

          (f) Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell (in the manner provided for herein) the Collateral. Bank is hereby granted a license or other right, solely pursuant to the provisions of this Section 9.1, to use, without charge, Borrower's labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, service marks, and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and, in connection with Bank's exercise of its rights under this Section 9.1, Borrower's rights under all licenses and all franchise agreements shall inure to Bank's benefit;

          (g) Sell the Collateral at either a public or private sale, or both, by way of one or more contracts or transactions, for cash or on terms, in such manner and at such places (including Borrower's premises) as Bank determines is commercially reasonable;

          (h) Bank may credit bid and purchase at any public sale; and

          (i) Any deficiency that exists after disposition of the Collateral as provided above will be paid immediately by Borrower.

          9.2  Power of Attorney.  Borrower hereby irrevocably appoints Bank
               -----------------
(and any of Bank's designated officers, or employees) as Borrower's true and lawful attorney effective only upon the occurrence of an Event of Default to:
(a) send requests for verification of Accounts or notify account debtors of Bank's security interest in the Accounts; (b) endorse Borrower's name on any checks or other forms of payment or security that may come into Bank's possession; (c) sign Borrower's name on any invoice or bill of lading relating to any Account, drafts against account debtors, schedules and assignments of Accounts, verifications of Accounts, and notices to account debtors; (d) make, settle, and adjust all claims under and decisions with respect to Borrower's policies of insurance; and (e) settle and adjust disputes and claims respecting the accounts directly with account debtors, for amounts and upon terms which Bank determines to be reasonable; provided Bank may exercise such power of attorney to sign the name of Borrower on any of the documents described in
Section 4.2 regardless of whether an Event of Default has occurred. The appointment of Bank as Borrower's attorney in fact, and each and every one of Bank's rights and powers, being coupled with an interest, is irrevocable until all of the Obligations have been fully repaid and performed and Bank's obligation to provide advances hereunder is terminated.

          9.3  Accounts Collection.  At any time from the date of this
               -------------------
Agreement, Bank may notify any Person owing funds to Borrower of Bank's security interest in such funds. Borrower shall collect all amounts owing to Borrower for Bank, receive in trust all payments as Bank's trustee, and immediately deliver such payments to Bank in their original form as received from the account debtor, with proper endorsements for deposit.

          9.4  Bank Expenses.  If Borrower fails to pay any amounts or furnish
               -------------
any required proof of payment due to third persons or entities, as required under the terms of this Agreement, then Bank may do any or all of the following:
(a) make payment of the same or any part thereof; (b) set up such reserves under the Revolving Facility as Bank deems necessary to protect Bank from the exposure created by such failure; or (c) obtain and maintain insurance policies of the type discussed in Section 6.8 of this Agreement, and take any action with respect to such policies as Bank deems prudent. Any amounts so paid or deposited by Bank shall constitute Bank Expenses, shall be immediately due and payable, and shall bear interest at the then applicable rate hereinabove provided, and shall be secured by the Collateral. Any payments made by Bank shall not constitute an agreement by Bank to make similar payments in the future or a waiver by Bank of any Event of Default under this Agreement.

          9.5  Bank's Liability for Collateral.  So long as Bank complies with
               -------------------------------
reasonable banking practices, Bank shall not in any way or manner be liable or responsible for: (a) the safekeeping of the Collateral; (b) any loss or damage thereto occurring or arising in any manner or fashion from any cause; (c) any diminution in the value thereof; or (d) any act or default of any carrier, warehouseman, bailee, forwarding agency, or other person whomsoever. All risk of loss, damage or destruction of the Collateral shall be borne by Borrower.

          9.6  Remedies Cumulative.  Bank's rights and remedies under this
               -------------------
Agreement, the Loan Documents, and all other agreements shall be cumulative. Bank shall have all other rights and remedies not inconsistent herewith as provided under the Code, by law, or in equity. No exercise by Bank of one right or remedy shall be deemed an election, and no waiver by Bank of any Event of Default on Borrower's part shall be deemed a continuing waiver. No delay by Bank shall constitute a waiver, election, or acquiescence by it. No waiver by Bank shall be effective unless made in a written document signed on behalf of Bank.

          9.7  Demand; Protest.  Borrower waives demand, protest, notice of
               ---------------
protest, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees at any time held by Bank on which Borrower may in any way be liable.

     10.  NOTICES
          -------

          Unless otherwise provided in this Agreement, all notices or demands by any party relating to this Agreement or any other agreement entered into in connection herewith shall be in writing and (except for financial statements and other informational documents which may be sent by first-class mail, postage prepaid) shall be personally delivered or sent by a recognized overnight delivery service, certified mail, postage prepaid, return receipt requested, or by facsimile to Borrower or to Bank, as the case may be, at its addresses set forth below:

     If to Borrower:    Optika Imaging Systems, Inc.
                        5575 Mark Dabling Blvd., #100
                        Colorado Springs, CO 80919
                        Attn:  Steven M. Johnson
                        Fax:  (719) 531-7915

     with a copy to:    Warren T. Lazarow
                        Brobeck, Phleger & Harrison
                        Two Embarcadero Place
                        2200 Geng Road
                        Palo Alto, CA  94303

     If to Bank:        Silicon Valley Bank
                        1731 Embarcadero Road
                        Palo Alto, CA 94303
                        Attn:  Jim Ellison
                        FAX:  (415) 812-0640

     The parties hereto may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other.

     11.  CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER
          ------------------------------------------

          This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of California, without regard to principles of conflicts of law. Each of Borrower and Bank hereby submits to the exclusive jurisdiction of the state and Federal courts located in the County of Santa Clara, State of California. BORROWER AND BANK EACH HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY RECOGNIZES AND AGREES THAT THE FOREGOING WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR IT TO ENTER INTO THIS AGREEMENT. EACH PARTY REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

     12.  GENERAL PROVISIONS
          ------------------

          12.1  Successors and Assigns.  This Agreement shall bind and inure to
                ----------------------
the benefit of the respective successors and permitted assigns of each of the parties; provided, however, that neither this Agreement nor any rights hereunder
         --------  -------
may be assigned by Borrower without Bank's prior written consent, which consent may be granted or withheld in Bank's sole discretion. Bank shall have the right without the consent of or notice to Borrower to sell, transfer, negotiate, or grant participation in all or any part of, or any interest in, Bank's obligations, rights and benefits hereunder.

          12.2  Indemnification.  Borrower shall defend, indemnify and hold
                ---------------
harmless Bank and its officers, employees, and agents against: (a) all obligations, demands, claims, and liabilities claimed or asserted by any other party in connection with the transactions contemplated by this Agreement; and
(b) all losses or Bank Expenses in any way suffered, incurred, or paid by Bank as a result of or in any way arising out of, following, or consequential to transactions between Bank and Borrower under this Agreement or any of the Loan Documents (including without limitation reasonable attorneys fees and expenses), except for losses caused by Bank's gross negligence or willful misconduct.

          12.3  Time of Essence.  Time is of the essence for the performance of
                ---------------
all obligations set forth in this Agreement.

          12.4  Severability of Provisions.  Each provision of this Agreement
                --------------------------
shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

          12.5  Amendments in Writing, Integration.  This Agreement cannot be
                ----------------------------------
amended or terminated orally. All prior agreements, understandings, representations, warranties, and negotiations between the parties hereto with respect to the subject matter of this Agreement, if any, are merged into this Agreement and the Loan Documents.

          12.6  Counterparts.  This Agreement may be executed in any number of
                ------------
counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement.

          12.7  Survival.  All covenants, representations and warranties made in
                --------
this Agreement shall continue in full force and effect so long as any Obligations remain outstanding. The obligations of Borrower to indemnify Bank with respect to the expenses, damages, losses, costs and liabilities described in Section 12.2 shall survive until all applicable statute of limitations periods with respect to actions that may be brought against Bank have run; provided that at such time as no Obligations remain outstanding, and Bank has no
- --------
commitment to make any Advances or to make any other loans to Borrower, Bank shall release all security interests granted hereunder and redeliver all Collateral held by it in accordance with applicable law.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

                                    OPTIKA IMAGING SYSTEMS, INC.



                                    By:
                                       -----------------------------------------

                                    Title:
                                          --------------------------------------


                                    By:
                                       -----------------------------------------

                                    Title:
                                          --------------------------------------


                                    SILICON VALLEY BANK



                                    By:
                                       -----------------------------------------

                                    Title:
                                          --------------------------------------

                                   EXHIBIT A
                                   ---------


          The Collateral shall consist of all right, title and interest of Borrower in and to the following:

          (a) All goods and equipment now owned or hereafter acquired, including, without limitation, all machinery, fixtures, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located;

          (b) All inventory, now owned or hereafter acquired, including, without limitation, all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products including such inventory as is temporarily out of Borrower's custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above, and Borrower's Books relating to any of the foregoing;

          (c) All contract rights and general intangibles now owned or hereafter acquired, including, without limitation, goodwill, trademarks, servicemarks, trade styles, trade names, patents, patent applications, leases, license agreements, franchise agreements, blueprints, drawings, purchase orders, customer lists, route lists, infringements, claims, computer programs, computer discs, computer tapes, literature, reports, catalogs, design rights, income tax refunds, payments of insurance and rights to payment of any kind;

          (d) All now existing and hereafter arising accounts, contract rights, royalties, license rights and all other forms of obligations owing to Borrower arising out of the sale or lease of goods, the licensing of technology or the rendering of services by Borrower, whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Borrower and Borrower's Books relating to any of the foregoing;

          (e) All documents, cash, deposit accounts, securities, letters of credit, certificates of deposit, instruments and chattel paper now owned or hereafter acquired and Borrower's Books relating to the foregoing;

          (f) All copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished, now owned or hereafter acquired; all trade secret rights, including all rights to unpatented inventions, know-how, operating manuals, license rights and agreements and confidential information, now owned or hereafter acquired; all mask work or similar rights available for the protection of semiconductor chips, now owned or hereafter acquired; all claims for damages by way of any past, present and future infringement of any of the foregoing; and

     (g) Any and all claims, rights and interests in any of the above and all substitutions for, additions and accessions to and proceeds thereof.

                                   EXHIBIT B
                                   ---------

                             BORROWING CERTIFICATE


     The undersigned hereby certifies as follows:

     I, __________________________________, am the duly elected and acting
__________________________________ of Optika Imaging Systems, Inc. ("Borrower").

     This certificate is delivered pursuant to Section 2.1 and/or 2.1.1 of that certain Loan and Security Agreement by and between Borrower and Silicon Valley Bank ("Bank") (the "Loan Agreement"). The terms used in this Borrowing Certificate which are defined in the Loan Agreement have the same meaning herein as ascribed to them therein.

     Borrower is confirming its telephone request made on _______________, 19___ for an Advance as follows:

     (a) The date on which the Advance is to be made is ________________, 19___.

     (b) The amount of the Advance is to be $____________________________.

     (c) The Advance is to be a ________ Revolving/ _________ Equipment Advance.

     (d) If this request is for an Equipment Advance, attached are:

         ______ New Equipment invoices and canceled checks evidencing payment therefor totaling $ ____________________________.


     All representations and warranties of Borrower stated in the Loan Agreement are true, accurate and complete in all material respects as of the date of the telephone request for and Advance confirmed by this Borrowing Certificate; provided, however, that those representations and warranties expressly referring to another date shall be true, accurate and complete in all material respects as of such date.

     IN WITNESS WHEREOF, this Borrowing Certificate is executed by the undersigned as of this ________ day of ____________________________, 199______.


                                    OPTIKA IMAGING SYSTEMS, INC.


                                    By:
                                       -----------------------------------------

                                    Title:
                                          --------------------------------------

                                   EXHIBIT C
                          BORROWING BASE CERTIFICATE


- --------------------------------------------------------------------------------

Borrower:   OPTIKA IMAGING SYSTEMS, INC.            Lender:  Silicon Valley Bank


Commitment Amount:  $ 1,500,000

- --------------------------------------------------------------------------------


ACCOUNTS RECEIVABLE
      1.  Accounts Receivable Book Value as of _____                  $_________
      2.  Additions (please explain on reverse)                       $_________
      3.  TOTAL ACCOUNTS RECEIVABLE                                   $_________

ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
      4.  Amounts over 90 days due                       $_________
      5.  Balance of 50% over 90 day accounts            $_________
      6.  Concentration Limits                           $_________
      7.  Foreign Accounts                               $_________
      8.  Governmental Accounts             $_________
      9.  Contra Accounts                   $_________
     10.  Promotion or Demo Accounts                     $_________
     11.  Intercompany/Employee Accounts    $_________
     12.  Other (please explain on reverse) $_________
     13.  TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS                        $_________
     14.  Eligible Accounts (#3 minus #13)               $_________
     15.  LOAN VALUE OF ACCOUNTS (75% of #14)                         $_________

BALANCES
     16.  Maximum Loan Amount                            $_________
     17.  Total Funds Available (Lesser of #15 or #16)                $_________
     18.  Present balance owing on Line of Credit                     $_________
     19.  RESERVE POSITION (#17 minus #18)                            $_________

The undersigned represents and warrants that the foregoing is true, complete and correct, and that the information reflected in this Borrowing Base Certificate complies with the representations and warranties set forth in the Loan and Security Agreement between the undersigned and Silicon Valley Bank.

COMMENTS:
                                                 -------------------------------

                                                          BANK USE ONLY
                                                          ---- --- ----

                                                 Rec'd By: ___________________
                                                              Auth. Signer
OPTIKA IMAGING SYSTEMS, INC.                     Date: ________________________

                                                 Verified: ____________________
By:_______________________________                            Auth. Signer
     Authorized Signer                           Date: ________________________

                                                   ----------------------------

                                                 -------------------------------

                                   EXHIBIT D
                             COMPLIANCE CERTIFICATE


TO:       SILICON VALLEY BANK


FROM:     OPTIKA IMAGING SYSTEMS, INC.



     The undersigned authorized officer of Optika Imaging Systems, Inc. hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending ______________ with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

 Please indicate compliance status by circling Yes/No under "Complies" column.

Reporting Covenant                  Required                         Complies
- ------------------                  --------                         --------

Monthly financial statements        Monthly within 30 days   Yes     No
Annual (CPA Audited)                FYE within 90 days               Yes   No
A/R & A/P Agings                    Monthly within 15 days   Yes     No


Financial Covenant                  Required             Actual         Complies
- ------------------                  --------             ------         --------
Maintain on a Monthly Basis:
  Minimum Quick Ratio               1.25 : 1.0           ______:1.0     Yes   No
  Minimum Tangible Net Worth        $1,000,000           $_________     Yes   No
  Maximum Debt/Tangible Net Worth   1.75 : 1.0           ______:1.0     Yes   No
  Minimum Debt Service (1/31/96
    start)                          1.5 : 1.0            ______:1.0     Yes   No
  Minimum Liquidity                 2.0 : 1.0            ______:1.0     Yes   No

Profitability:    Quarterly         No loss > $250,000   $_________     Yes  No
                  Annually          $1.00                $_________     Yes  No

                                                --------------------------------
Comments Regarding Exceptions:  See Attached.                BANK USE ONLY

Sincerely,                                       Received by:__________________
                                                              AUTHORIZED SIGNER
____________________________________
Signature                                        Date:_________________________

                                                 Verified:_____________________
____________________________________                          AUTHORIZED SIGNER
Title
                                                 Date:_________________________

                                                 Compliance Status:    Yes    No
____________________________________
Date                                            --------------------------------

                     DISBURSEMENT REQUEST AND AUTHORIZATION


Borrower: OPTIKA IMAGING SYSTEMS, INC.        Bank:  SILICON VALLEY BANK

================================================================================

LOAN TYPE. This is a Variable Rate, Revolving Line of Credit of a principal amount up to $1,500,000 and a Term Loan of up to $300,000.

PRIMARY PURPOSE OF LOAN.  The primary purpose of this loan is for business.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Bank's conditions for making the loan have been satisfied. Please disburse the loan proceeds as follows:


                                     Revolving Line  Term Loan
                                     --------------  ---------

Amount paid to Borrower directly:    $               $
                                      -------------   --------
Undisbursed Funds                    $               $
                                      -------------   --------

Principal                            $    1,500,000  $ 300,000
                                      -------------   --------

CHARGES PAID IN CASH. Borrower has paid or will pay in cash as agreed the following charges:

Prepaid Finance Charges Paid in Cash:                        $
$14,400                   Loan Fee                            ---------
 ----------
$                         Accounts Receivables Audit
 ----------

Other Charges Paid in Cash:                                  $
$100                      UCC Search Fees                     ---------
 ----------
$ 75                      UCC Filing Fees
 ----------
$                         Patent Filing Fees
 ----------
$                         Trademark Filing Fees
 ----------
$                         Copyright Filing Fees
 ----------
$                         Outside Counsel Fees
 ----------               and Expenses (Estimate)

Total Charges Paid in Cash                                   $
                                                              ---------

AUTOMATIC PAYMENTS. Borrower hereby authorizes Bank automatically to deduct from Borrower's account numbered ______________ the amount of any loan payment. If the funds in the account are insufficient to cover any payment, Bank shall not be obligated to advance funds to cover the payment. At any time and for any reason, Borrower or Bank may voluntarily terminate Automatic Payments.

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO BANK THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT IN ALL MATERIAL RESPECTS AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO BANK. THIS AUTHORIZATION IS DATED AS OF ____________________, 19___.

BORROWER:

- --------------------------------------


- --------------------------------------
Authorized Officer

================================================================================

                         AGREEMENT TO PROVIDE INSURANCE


Grantor:  OPTIKA IMAGING SYSTEMS, INC.        Bank:  SILICON VALLEY BANK

================================================================================

     INSURANCE REQUIREMENTS. Optika Imaging Systems, Inc. ("Grantor") understands that insurance coverage is required in connection with the extending of a loan or the providing of other financial accommodations to Grantor by Bank. These requirements are set forth in the Loan Documents. The following minimum insurance coverages must be provided on the following described collateral (the "Collateral"):

               Collateral:   All Inventory, Equipment and Fixtures.
               Type:         All risks, including fire, theft and liability.
               Amount:       Full insurable value.
               Basis:        Replacement value.
               Endorsements: Loss payable clause to Bank with stipulation that coverage will not be canceled or diminished without a minimum of twenty (20) days' prior written notice to Bank.

     INSURANCE COMPANY. Grantor may obtain insurance from any insurance company Grantor may choose that is reasonably acceptable to Bank. Grantor understands that credit may not be denied solely because insurance was not purchased through Bank.

     FAILURE TO PROVIDE INSURANCE. Grantor agrees to deliver to Bank, on or before closing, evidence of the required insurance as provided above, with an effective date of March 31, 1995, or earlier. Grantor acknowledges and agrees that if Grantor fails to provide any required insurance or fails to continue such insurance in force, Bank may do so at Grantor's expense as provided in the Loan and Security Agreement. The cost of such insurance, at the option of Bank, shall be payable on demand or shall be added to the indebtedness as provided in the security document. GRANTOR ACKNOWLEDGES THAT IF BANK SO PURCHASES ANY SUCH INSURANCE, THE INSURANCE WILL PROVIDE LIMITED PROTECTION AGAINST PHYSICAL DAMAGE TO THE COLLATERAL, UP TO THE BALANCE OF THE LOAN; HOWEVER, GRANTOR'S EQUITY IN THE COLLATERAL MAY NOT BE INSURED. IN ADDITION, THE INSURANCE MAY NOT PROVIDE ANY PUBLIC LIABILITY OR PROPERTY DAMAGE INDEMNIFICATION AND MAY NOT MEET THE REQUIREMENTS OF ANY FINANCIAL RESPONSIBILITY LAWS.

     AUTHORIZATION. For purposes of insurance coverage on the Collateral, Grantor authorizes Bank to provide to any person (including any insurance agent or company) all information Bank deems appropriate, whether regarding the Collateral, the loan or other financial accommodations, or both.

     GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS AGREEMENT TO PROVIDE INSURANCE AND AGREES TO ITS TERMS. THIS AGREEMENT IS DATED ____________________________, 19___.

GRANTOR:

OPTIKA IMAGING SYSTEMS, INC.


x
 -----------------------------------
 Authorized Officer

================================================================================
                               FOR BANK USE ONLY
                            INSURANCE VERIFICATION
DATE:                                                          PHONE:
     -------------                                                   -----------
AGENT'S NAME:
             -------------------------------------------------------------------
INSURANCE COMPANY:
                  --------------------------------------------------------------
POLICY NUMBER:
              ------------------------------------------------------------------
EFFECTIVE DATES:
                ----------------------------------------------------------------
COMMENTS:
         -----------------------------------------------------------------------
================================================================================

                        CORPORATE RESOLUTIONS TO BORROW


- --------------------------------------------------------------------------------

Borrower:       OPTIKA IMAGING SYSTEMS, INC.

- --------------------------------------------------------------------------------



       I, the undersigned Secretary or Assistant Secretary of Optika Imaging Systems, Inc. (the "Corporation"), HEREBY CERTIFY that the Corporation is organized and existing under and by virtue of the laws of the State of Delaware.

       I FURTHER CERTIFY that at a meeting of the Directors of the Corporation (or by other duly authorized corporate action in lieu of a meeting), duly called and held, at which a quorum was present and voting, the following resolutions were adopted.

       BE IT RESOLVED, that any one (1) of the following named officers, employees, or agents of this Corporation, whose actual signatures are shown below:

    NAMES                      POSITIONS                     ACTUAL SIGNATURES
    --------------------------------------------------------------------------

- ----------------------   ----------------------   ------------------------------

- ----------------------   ----------------------   ------------------------------

- ----------------------   ----------------------   ------------------------------

- ----------------------   ----------------------   ------------------------------

- ----------------------   ----------------------   ------------------------------

acting for an on behalf of this Corporation and as its act and deed be, and they hereby are, authorized and empowered:

       Borrow Money. To borrow from time to time from Silicon Valley Bank ("Bank"), on such terms as may be agreed upon between the officers, employees, or agents and Bank, such sum or sums of money as in their judgment should be borrowed, without limitation, including such sums as are specified in that certain Loan and Security Agreement dated as of June _____, 1995 (the "Loan Agreement").

       Execute Notes. To execute and deliver to Bank the promissory note or notes of the Corporation, on Lender's forms, at such rates of interest and on such terms as may be agreed upon, evidencing the sums of money so borrowed or any indebtedness of the Corporation to Bank, and also to execute and deliver to Lender one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, or any portion of the notes.

       Grant Security. To grant a security interest to Bank in the Collateral described in the Loan Agreement, which security interest shall secure all of the Corporation's Obligations, as described in the Loan Agreement.

       Negotiate Items. To draw, endorse, and discount with Bank all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation or in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the account of the Corporation with Bank, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

       Further Acts. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

       BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these resolutions and performed prior to the passage of these resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Bank may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by Bank. Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

       I FURTHER CERTIFY that the officers, employees, and agents named above are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set forth opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Corporation; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever.

       IN WITNESS WHEREOF, I have hereunto set my hand on _______________, 19___ and attest that the signatures set opposite the names listed above are their genuine signatures.


                                    CERTIFIED TO AND ATTESTED BY:


                                    X
                                     -------------------------------------------


================================================================================

                                AMENDMENT NO. 1
                                      TO
                          LOAN AND SECURITY AGREEMENT
                          ---------------------------


     This Amendment No. 1 to Loan and Security Agreement is entered into as of June 16, 1995, by and between Silicon Valley Bank ("Bank") and Optika Imaging Systems, Inc. ("Borrower").

                                    RECITALS
                                    --------

     Borrower and Bank are parties to that certain Loan and Security Agreement dated as of June 16, 1995 (the "Agreement"). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

     NOW, THEREFORE, the parties agree as follows:

     1.   Sections 6.10, 6.11, 6.12, 6.13, 6.14, 6.15 and 6.16 of the Agreement
are amended and restated to read as follows:

          6.10 Quick Ratio.  Borrower shall maintain, as of the last day of each
               -----------
               calendar quarter, a ratio of Quick Assets to Current Liabilities, excluding deferred maintenance revenue, of at least 1.30 to 1.0, and a ratio of at least 1.20 to 1.0 as of the last day of each calendar month that is not the last day of a calendar quarter.

          6.11 Debt-Tangible Net Worth Ratio.  Borrower shall maintain as of the
               -----------------------------
               last day of each calendar quarter a ratio of Total Liabilities less Subordinated Debt, excluding all deferred revenue, to Tangible Net Worth plus Subordinated Debt of not more than 1.75 to 1.0, and a ratio of not more than 2.50 to 1.0 as of the last day of each calendar month that is not the last day of a calendar quarter.

          6.12 Tangible Net Worth.  Borrower shall maintain as of the last day
               ------------------
               of each calendar quarter a Tangible Net Worth plus Subordinated Debt of not less than Nine Hundred Fifty Thousand Dollars ($950,000) plus fifty percent (50%) of the proceeds of the sale of Borrower's equity securities, and not less than Six Hundred Fifty Thousand Dollars ($650,000) plus fifty percent (50%) of the proceeds of the sale of Borrower's equity securities as of the last day of each calendar month that is not the last day of a calendar quarter.

          6.13 Advances--Tangible Net Worth.  Borrower shall at all times cause
               ----------------------------
               its Tangible Net Worth to exceed the aggregate balance of outstanding Revolving Advances plus Equipment Advances.

          6.14 Profitability.  Borrower shall have net income for each fiscal
               -------------
               quarter greater than zero; provided that Borrower may suffer a loss of up to Two Hundred Thousand Dollars ($200,000) in each of two (2) calendar quarters if prior to the second such loss
                                         --
               quarter Borrower has received not less than Nine Hundred Thousand Dollars ($900,000) from the sale of Borrower's equity securities. If Borrower has not received such proceeds, then Borrower may suffer a loss in one (1) calendar quarter of up to Two Hundred Thousand Dollars ($200,000).

          6.15 Liquidity Ratio.  Subject to Section 6.16 below, Borrower shall
               ---------------
               maintain a ratio of Liquidity to outstanding principal balance of the Equipment Advances of not less than 2.0 to 1.0. "Liquidity" shall mean an amount equal to Borrower's cash or cash equivalents on hand plus seventy-five percent (75%) of Eligible Accounts, minus any outstanding Advances.

          6.16 Debt Service Ratio.  In the event Borrower shall achieve two
               ------------------
               consecutive quarters of a rolling Debt Service Ratio not less than 1.50 to 1.0, then the provisions of Section 6.15 above shall not apply to Borrower and, thereafter, Borrower shall maintain its Debt Service Ratio at a minimum of 1.50 to 1.0. "Debt Service Ratio" shall mean, as reflected in Borrower's monthly financial statements delivered pursuant to Section 6.3, the sum of Borrower's net income and depreciation and amortization annualized for the preceding calendar quarter, divided by the interest and principal payments due on Borrower's long-term debt for such calendar quarter.

     3.   The Compliance Certificate shall be in the form of attached Exhibit D.

     4. In connection with this Amendment, Borrower shall pay Bank all Bank Expenses incurred in connection with the preparation of this Amendment.

     5. Unless otherwise defined, all capitalized terms in this Amendment shall be as defined in the Agreement. Except as amended, the Agreement remains in full force and effect.

     6. Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct as of the date of this Amendment (except such representations and warranties to be expressly true as of a specific date), and that no Event of Default has occurred and is continuing.

     7. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.


                              OPTIKA IMAGING SYSTEMS, INC.



                              By:
                                 ---------------------------------------

                              Title:
                                    ------------------------------------


                              SILICON VALLEY BANK


                              By:
                                 ---------------------------------------

                              Title:
                                    ------------------------------------

                                   EXHIBIT D
                             COMPLIANCE CERTIFICATE


TO:       SILICON VALLEY BANK


FROM:     OPTIKA IMAGING SYSTEMS, INC.

          The undersigned authorized officer of Optika Imaging Systems, Inc. hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending ______________ with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

 Please indicate compliance status by circling Yes/No under "Complies" column.


Reporting Covenant                Required                              Complies
- ------------------                --------                              --------

Monthly financial statements      Monthly within 30 days   Yes          No
Annual (CPA Audited)              FYE within 90 days                    Yes   No
A/R & A/P Agings                  Monthly within 15 days   Yes          No
A/R Audit                         Initial and Semi-Annual  Yes          No

Financial Covenant                Required             Actual           Complies
- ------------------                --------             ------           --------

Maintain on a Monthly Basis:
  Minimum Quick Ratio             1.2:1.0             _____:1.0         Yes   No
  Maximum Advances - TNW Ratio    _____:1.0           _____:1.0         Yes   No
  Minimum Tangible Net Worth      $650,000 plus       $________         Yes   No
                                   50% equity
  Maximum Debt/Tangible Net Worth 2.5:1.0             _____:1.0         Yes   No

Maintain on a Quarterly Basis:
  Minimum Quick Ratio             1.3:1.0             _____:1.0         Yes   No
  Minimum Tangible Net Worth      $950,000 plus       $________         Yes   No
                                   50% equity
Profitability                     See Agreement
  Minimum Debt Service            1.5:1.0             _____:1.0         Yes   No
  Minimum Liquidity               2.0:1.0             _____:1.0         Yes   No

                                              ----------------------------------
Comments Regarding Exceptions:  See Attached.           BANK USE ONLY

                                                Received by:___________________
                                                             AUTHORIZED SIGNER
Sincerely,
                                                Date:__________________________
- ----------------------------------
SIGNATURE                                       Verified:______________________
                                                           AUTHORIZED SIGNER
- ----------------------------------
TITLE                                           Date:__________________________

- ----------------------------------              Compliance Status:    Yes   No
DATE
                                              ----------------------------------

                        CORPORATE RESOLUTIONS TO BORROW


================================================================================

Borrower:  Optika Imaging Systems, Inc.

================================================================================


       I, the undersigned Secretary or Assistant Secretary of Optika Imaging Systems, Inc. (the "Corporation"), HEREBY CERTIFY that the Corporation is organized and existing under and by virtue of the laws of the State of Delaware

       I FURTHER CERTIFY that at a meeting of the Directors of the Corporation (or by other duly authorized corporate action in lieu of a meeting), duly called and held, at which a quorum was present and voting, the following resolutions were adopted.

       BE IT RESOLVED, that any one (1) of the following named officers, employees, or agents of this Corporation, whose actual signatures are shown below:

     NAMES                    POSITIONS                    ACTUAL SIGNATURES
     -----------------------------------------------------------------------

     ----------------------   -----------------------   ------------------------

     ----------------------   -----------------------   ------------------------

     ----------------------   -----------------------   ------------------------

acting for an on behalf of this Corporation and as its act and deed be, and they hereby are, authorized and empowered:

       Borrow Money. To borrow from time to time from Silicon Valley Bank ("Bank"), on such terms as may be agreed upon between the officers, employees, or agents and Bank, such sum or sums of money as in their judgment should be borrowed, without limitation, including such sums as are specified in the Amendment No. 1 to Loan and Security Agreement dated as of June 16, 1995, as amended from time to time by Bank and Corporation (the "Loan Agreement").

       Execute Notes. To execute and deliver to Bank the promissory note or notes of the Corporation, on Bank's forms, at such rates of interest and on such terms as may be agreed upon, evidencing the sums of money so borrowed or any indebtedness of the Corporation to Bank, and also to execute and deliver to Bank one or more renewals, extensions, modifications, refinancing, consolidations, or substitutions for one or more of the notes, or any portion of the notes.

       Grant Security. To grant a security interest to Bank in the Collateral described in the Loan Agreement, which security interest shall secure all of the Corporation's Obligations, as described in the Loan Agreement.

       Negotiate Items. To draw, endorse, and discount with Bank all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation or in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the account of the Corporation with Bank, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

       Letters of Credit. To execute letters of credit applications and other related documents pertaining to Bank's issuance of letters of credit.

       Foreign Exchange Contracts. To request Bank to enter into foreign exchange contracts on its behalf.

       Further Acts. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

       BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these resolutions and performed prior to the passage of these resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Bank may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by Bank. Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

       I FURTHER CERTIFY that the officers, employees, and agents named above are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set forth opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Corporation; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever.

       I FURTHER CERTIFY that attached hereto are true and correct copies of the Certificate of Incorporation and Bylaws of the Corporation.

       IN WITNESS WHEREOF, I have hereunto set my hand as of June 16, 1995 and attest that the signatures set opposite the names listed above are their genuine signatures.


                                    CERTIFIED TO AND ATTESTED BY:


                                    X
                                     -------------------------------------------

================================================================================

                                AMENDMENT NO. 2
                                       TO
                          LOAN AND SECURITY AGREEMENT
                          ---------------------------


     This Amendment No. 2 to Loan and Security Agreement is entered into as of January 4, 1996, by and between Silicon Valley Bank ("Bank") and Optika Imaging Systems, Inc. ("Borrower").

                                    RECITALS
                                    --------

     Borrower and Bank are parties to that certain Loan and Security Agreement dated as of June 16, 1995, as amended from time to time (the "Agreement"). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

     NOW, THEREFORE, the parties agree as follows:

     1.   A new section 2.1.2 is added, as follows:

          2.1.2  Term Loan.  Subject to the terms and conditions of this
                 ---------
                 Agreement, Bank agrees to make one (1) Advance to Borrower in an amount not to exceed the lesser of (i) Three Hundred Nineteen Thousand Dollars ($319,000) or (ii) the amount to be paid to Bank One Leasing Corp. in satisfaction of its loan or lease made in connection with certain of Borrower's Equipment. Borrower may request the Advance on or before January 15, 1996, by delivering to Bank a completed Payment/Advance Request in substantially the form of attached Exhibit A. The Advance shall
                                                    ---------
                 bear interest at (i) a floating rate equal to Two (2) Percentage Points above the Prime Rate or (ii) a fixed rate equal to Ten and Three Quarters Percent (10.75%) per annum. Borrower shall specify the interest option at the time Borrower requests the Advance. Borrower shall repay the Advance in twenty-four (24) equal monthly installments of principal, plus accrued interest, beginning on February 20, 1996, and continuing each month thereafter until such amounts have been paid in full.

     2. This Amendment shall be effective upon delivery to Bank of (i) an executed original of this Amendment and the related Corporate Resolutions to Borrow and (ii) evidence reasonably satisfactory to Bank that Bank One Leasing Corp. (or its assignee) has terminated its financing statement on the Equipment.

     3. Borrower shall pay Bank all Bank Expenses incurred in connection with the preparation of this Amendment.

     4. Unless otherwise defined, all capitalized terms in this Amendment shall be as defined in the Agreement. Except as amended, the Agreement remains in full force and effect.

     5. Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct as of the date of this Amendment (except such representations and warranties to be expressly true as of a specific date), and that no Event of Default has occurred and is continuing.

     6. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.


                                      OPTIKA IMAGING SYSTEMS, INC.



                                      By:
                                         --------------------------------------

                                      Title:
                                            -----------------------------------



                                      SILICON VALLEY BANK


                                      By:
                                         --------------------------------------

                                      Title:
                                            -----------------------------------

                                   EXHIBIT A
                                   ---------

                  LOAN PAYMENT/ADVANCE TELEPHONE REQUEST FORM

             DEADLINE FOR SAME DAY PROCESSING IS 3:00 P.M., P.S.T.


TO:  CENTRAL CLIENT SERVICE DIVISION         DATE:
                                                     -----------------
FAX#:  (408) 496-2426                        TIME:
                                                     -----------------

- --------------------------------------------------------------------------------

  FROM:
       --------------------------------------------------------------------
                            CLIENT NAME (BORROWER)

  REQUESTED BY:
               ------------------------------------------------------------
                           AUTHORIZED SIGNER'S NAME

  AUTHORIZED SIGNATURE:
                       ----------------------------------------------------

  PHONE NUMBER:
               ------------------------------------------------------------

  FROM ACCOUNT #                           TO ACCOUNT #
                ----------------------                 --------------------

  REQUESTED TRANSACTION TYPE                    REQUEST DOLLAR AMOUNT
  --------------------------                    ---------------------

  PRINCIPAL INCREASE (ADVANCE)             $
                                            -------------------------------
  PRINCIPAL PAYMENT (ONLY)                 $
                                            -------------------------------
  INTEREST PAYMENT (ONLY)                  $
                                            -------------------------------
  PRINCIPAL AND INTEREST (PAYMENT)  $
                                     --------------------------------------
  OTHER INSTRUCTIONS:
                     ------------------------------------------------------

  -------------------------------------------------------------------------

     All representations and warranties of Borrower stated in the Loan Agreement are true, correct and complete in all material respects as of the date of the telephone request for and Advance confirmed by this Borrowing Certificate; provided, however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date.

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                                 BANK USE ONLY

TELEPHONE REQUEST:
- -----------------

The following person is authorized to request the loan payment transfer/loan advance on the advance designated account and is known to me.

- --------------------------------------    ---------------------------------
        Authorized Requester                           Phone #

- --------------------------------------    ---------------------------------
         Received By (Bank)                            Phone #


                    --------------------------------------
                          Authorized Signature (Bank)

- --------------------------------------------------------------------------------

                        CORPORATE RESOLUTIONS TO BORROW


================================================================================

Borrower:     Optika Imaging Systems, Inc.

================================================================================


       I, the undersigned Secretary or Assistant Secretary of Optika Imaging Systems, Inc. (the "Corporation"), HEREBY CERTIFY that the Corporation is organized and existing under and by virtue of the laws of the State of Delaware

       I FURTHER CERTIFY that at a meeting of the Directors of the Corporation (or by other duly authorized corporate action in lieu of a meeting), duly called and held, at which a quorum was present and voting, the following resolutions were adopted.

       BE IT RESOLVED, that any one (1) of the following named officers, employees, or agents of this Corporation, whose actual signatures are shown below:

       NAMES                   POSITIONS                  ACTUAL SIGNATURES
       --------------------------------------------------------------------

       -------------------     -------------------    -------------------------

       -------------------     -------------------    -------------------------

       -------------------     -------------------    -------------------------

acting for an on behalf of this Corporation and as its act and deed be, and they hereby are, authorized and empowered:

       Borrow Money. To borrow from time to time from Silicon Valley Bank ("Bank"), on such terms as may be agreed upon between the officers, employees, or agents and Bank, such sum or sums of money as in their judgment should be borrowed, without limitation, including such sums as are specified in the Amendment No. 2 to Loan and Security Agreement dated as of January 4, 1996, as amended from time to time by Bank and Corporation (the "Loan Agreement").

       Execute Notes. To execute and deliver to Bank the Amendment No. 2 to Loan and Security Agreement, and also to execute and deliver to Bank one or more renewals, extensions, modifications, refinancing, consolidations, or substitutions for the Loan Agreement, or any portion of the Loan Agreement.

       Grant Security. To grant a security interest to Bank in the Collateral described in the Loan Agreement, which security interest shall secure all of the Corporation's Obligations, as described in the Loan Agreement.

       Negotiate Items. To draw, endorse, and discount with Bank all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation or in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the account of the Corporation with Bank, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

       Letters of Credit. To execute letters of credit applications and other related documents pertaining to Bank's issuance of letters of credit.

       Foreign Exchange Contracts. To request Bank to enter into foreign exchange contracts on its behalf.

       Further Acts. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

       BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these resolutions and performed prior to the passage of these resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Bank may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by Bank. Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

       I FURTHER CERTIFY that the officers, employees, and agents named above are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set forth opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Corporation; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever.

       I FURTHER CERTIFY that attached hereto are true and correct copies of the Certificate of Incorporation and Bylaws of the Corporation.

       IN WITNESS WHEREOF, I have hereunto set my hand as of January 4, 1996 and attest that the signatures set opposite the names listed above are their genuine signatures.


                                    CERTIFIED TO AND ATTESTED BY:


                                    X
                                     -------------------------------------------


================================================================================



                                       2